DURO ENZYME PRODUCTS INC

                                                              HAWKINS ACCOUNTING
                                                     Certified Public Accountant
                                                   17412 Monterey Road, Ste. 200
                                                          Morgan Hill, CA  95037
                                  (408) 776 - 9455  Fax:  FAX:  (408) 776 - 8979




                                           CONSENT OF THE INDEPENDENT ACCOUNTANT


As the independent accountant for Duro Enzyme Products, Inc., I hereby consent to the incorporation by reference in this Form 10-QSB statement of my report, relating to the reviewed financial statements dated February 13, 2003 for the period ended December 31, 2002.



/s/  R.  Richard  Hawkins  II

February  13,  2003


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